Commitments and Contigencies	12 Months Ended
Dec. 31, 2017
Disclosure Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]
14. COMMITMENTS AND CONTINGENCIES

Leases
We lease land, buildings, and equipment under agreements that expire in various years, including a 99-year land lease that extends through 2108. Rental costs for our continuing operations were $7.3 million, $5.9 million, and $5.1 million for the years ended December 31, 2017, 2016, and 2015, respectively, a portion of which is capitalized. The following table reflects the future minimum lease payments due under non-cancelable leases for our continuing operations at December 31, 2017. These commitments relate principally to the lease of our office headquarters, underground gas storage facilities, and computer equipment.

In thousands	Operating leases	Capital leases	Minimum lease payments
2018	$5,065	$3	$5,068
2019	5,043	—	5,043
2020	6,601	—	6,601
2021	7,137	—	7,137
2022	7,283	—	7,283
Thereafter	156,262	—	156,262
Total	$187,391	$3	$187,394

In October 2017, we entered into a 20-year operating lease agreement for a new headquarters in Portland, Oregon in anticipation of the expiration of our current lease in 2020.
Payments under the new lease are expected to commence in 2020. Total estimated base rent payments over the life of the lease are approximately $160 million and have been included in the table above. We have the option to extend the term of the lease for two additional seven-year periods.

Additionally, the lease was analyzed in consideration of build-to-suit lease accounting guidance, and we concluded that we are the accounting owner of the asset during construction. As a result, we recognized $0.5 million in Property, plant and equipment and an obligation in Other non-current liabilities for the same amount on our consolidated balance sheet at December 31, 2017.

Gas Purchase and Pipeline Capacity Purchase and Release Commitments
We have signed agreements providing for the reservation of firm pipeline capacity under which we are required to make fixed monthly payments for contracted capacity. The pricing component of the monthly payment is established, subject to change, by U.S. or Canadian regulatory bodies. In addition, we have entered into long-term sale agreements to release firm pipeline capacity. We also enter into short-term and long-term gas purchase agreements.

The aggregate amounts of these agreements were as follows at December 31, 2017:

In thousands	Gas Purchase Agreements	Pipeline Capacity Purchase Agreements	Pipeline Capacity Release Agreements
2018	$63,944	$79,891	$3,581
2019	2,729	82,129	—
2020	2,729	77,028	—
2021	2,273	65,630	—
2022	—	60,050	—
Thereafter	—	601,844	—
Total	71,675	966,572	3,581
Less: Amount representing interest	601	174,542	24
Total at present value	$71,074	$792,030	$3,557

Our total payments for fixed charges under capacity purchase agreements were $85.3 million for 2017, $85.0 million for 2016, and $85.2 million for 2015. Included in the amounts were reductions for capacity release sales of $4.5 million for 2017, $4.5 million for 2016, and $4.4 million for 2015. In addition, per-unit charges are required to be paid based on the actual quantities shipped under the agreements. In certain take-or-pay purchase commitments, annual deficiencies may be offset by prepayments subject to recovery over a longer term if future purchases exceed the minimum annual requirements.

Environmental Matters
Refer to Note 15 for a discussion of environmental commitments and contingencies.